SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2004

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

680 Vaqueros Avenue

Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(408) 736-0224

(Registrant’s telephone number, including area code)

Item 5: Other Events and Required FD Disclosure.

On January 5, 2004, the parties to the Agreement and Plan of Merger, dated as of October 23, 2003 (the “Merger Agreement”), by and among ArthroCare Corporation, a Delaware corporation (“Parent”), Alpha Merger Sub Corporation, a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Medical Device Alliance Inc., a Nevada corporation (the “Company”) entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”). A copy of Amendment No. 1 is attached hereto as Exhibit 2.1 and is incorporated by reference herein. Amendment No. 1, among other things, provides that (i) prior to the effective time of the merger of Merger Sub with and into the Company (the “Merger”), each option to purchase shares of the Company’s common stock with an exercise price equal to or greater than $3.53 per share (the “Cancelled Options”) will be cancelled and the former holders thereof will have no right to receive any merger consideration, (ii) the consent of the holders of the Cancelled Options to cancel the Cancelled Options is a condition to Parent and Merger Sub completing the Merger, (iii) the form of Contingent Value Rights Agreement to be entered into, by and among the Company, Parent, Merger Sub, a rights agent and a stockholders’ agent and attached to the Merger Agreement as Attachment A is deleted in its entirety and replaced with Attachment B to Amendment No. 1 (the “Revised Contingent Value Rights Agreement”), (iv) the form of Amendment to the Certificate of Designation attached to the Merger Agreement as Attachment E is deleted in its entirety and replaced with Attachment C to Amendment No. 1, (v) any reference to the form of Stockholder Support Agreement for Vegas Ventures, LLC attached to the Merger Agreement as Attachment B-1 (the “Vegas Ventures Support Agreement”) will be to the form of Vegas Ventures Support Agreement, as amended by Amendment No. 1 to Stockholder Support Agreement by and among Parent, Merger Sub and Vegas Ventures, LLC (the “Amendment to Vegas Ventures Support Agreement”) and (vi) any reference to the form of Stockholder Support Agreement for the McGhan Entities attached to the Merger Agreement as Attachment B-2 (the “McGhan Entities Support Agreement”) will be to the form of McGhan Entities Support Agreement, as amended by Amendment No. 1 to Stockholder Support Agreement by and among Parent, Merger Sub and certain stockholders of the Company (the “Amendment to McGhan Entities Support Agreement”). A copy of the Revised Contingent Value Rights Agreement is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Also on January 5, 2004, Parent and Merger Sub entered into the Amendment to Vegas Ventures Support Agreement with Vegas Ventures, LLC and the Amendment to McGhan Entities Support Agreement with certain stockholders of the Company affiliated with Donald K. McGhan (the “McGhan Entities”). Pursuant to the Amendment to Vegas Ventures Support Agreement, Vegas Ventures, LLC approved Amendment No. 1, and Frank Bumstead, as Managing Member of Vegas Ventures, LLC, approved the Revised Contingent Value Rights Agreement and agreed to execute the Revised Contingent Value Rights Agreement as the stockholders’ agent thereunder. Pursuant to the Amendment to McGhan Entities Support Agreement, the McGhan Entities approved Amendment No. 1 and the Revised Contingent Value Rights Agreement. A copy of the Amendment to Vegas Ventures Support Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the Amendment to McGhan Entities Support Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

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The foregoing description of Amendment No. 1, the Revised Contingent Value Rights Agreement, the Amendment to Vegas Ventures Support Agreement and the Amendment to McGhan Entities Support Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, the Revised Contingent Value Rights Agreement, the Amendment to Vegas Ventures Support Agreement and the Amendment to McGhan Entities Support Agreement, each of which are filed as exhibits to this report. There can be no assurance that the transactions contemplated by the Merger Agreement, as amended by Amendment No. 1, and the Revised Contingent Value Rights Agreement will be consummated.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Medical Device Alliance Inc.

2.2	Form of Contingent Value Rights Agreement by and among ArthroCare Corporation, Alpha Merger Sub Corporation, Medical Device Alliance Inc., Wells Fargo Bank, N.A. and Frank Bumstead.

99.1	Amendment No. 1 to Stockholder Support Agreement, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Vegas Ventures, LLC.

99.2	Amendment No. 1 to Stockholder Support Agreement, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Certain Stockholders of Medical Device Alliance Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: January 13, 2004	By:	/s/ Michael A. Baker
Michael A. Baker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Medical Device Alliance Inc.

2.2	Form of Contingent Value Rights Agreement by and among ArthroCare Corporation, Alpha Merger Sub Corporation, Medical Device Alliance Inc., Wells Fargo Bank, N.A. and Frank Bumstead.

99.1	Amendment No. 1 to Stockholder Support Agreement, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Vegas Ventures, LLC.

99.2	Amendment No. 1 to Stockholder Support Agreement, dated as of January 5, 2004, by and among ArthroCare Corporation, Alpha Merger Sub Corporation and Certain Stockholders of Medical Device Alliance Inc.

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